SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 12, 2004

L-3 Communications Holdings, Inc. L-3 Communications Corporation
(Exact Name of Registrants as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-14141 333-46983	13-3937434 13-3937436
(Commission File Number)	(IRS Employer Identification No.)

600 Third Avenue, New York, New York	10016
(Address of Principal Executive Offices)	(Zip Code)

(212) 697-1111
(Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 "Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

SENIOR SUBORDINATED NOTES OFFERING

L-3 Communications Holdings, Inc. announced on November 12, 2004 that L-3 Communications Corporation, its wholly owned subsidiary, has completed an offering of $650.0 million principal amount of 5 7/8% Senior Subordinated Notes due 2015 (the "Notes"). The notes were offered within the United States only to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and, outside the United States, only to non-U.S. investors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, the proceeds of this offering will be used to redeem L-3 Communications Corporation's outstanding $200.0 million aggregate principal amount of 8% Senior Subordinated Notes due in 2008 and for general corporate purposes, including business acquisitions.

The Notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Notes, issued pursuant to the Indenture dated November 12, 2004 among L-3 Communications Corporation, The Bank of New York, as trustee, and the guarantors named therein (the "Indenture"), will mature on January 15, 2015 and bear interest at 5 7/8% per annum, payable semi-annually on January 15 and July 15 of each year. The Notes are general unsecured obligations of L-3 Communications Corporation and are subordinated in right of payment to all existing and future senior debt of L-3 Communications Corporation and rank pari passu with its other existing senior subordinated notes. The Notes are unconditionally guaranteed, on an unsecured senior subordinated basis, jointly and severally by all of L-3 Communications Corporation's restricted subsidiaries other than its foreign subsidiaries. These guarantees are pari passu with the guarantees of its other existing senior subordinated notes.

The Notes are subject to redemption at any time, at the option of L-3 Communications Corporation, in whole or in part, on or after January 15, 2010 at redemption prices (plus accrued and unpaid interest) starting at 102.938% of principal (plus accrued and unpaid interest) during the 12-month period beginning January 15, 2010 and declining annually to 100% of principal (plus accrued and unpaid interest) on January 15, 2013 and thereafter.

Before January 15, 2008, L-3 Communications Corporation may on any one or more occasions redeem up to an aggregate of 35% of the Notes originally issued at a redemption price of 105.875% of the principal amount thereof, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings by L-3 Communications Corporation or the net cash proceeds of certain equity offerings by L-3 Communications Holdings, Inc. that are contributed to L-3 Communications Corporation as common equity capital; provided that at least 65% of the Notes originally issued remain outstanding immediately after the occurrence of each such redemption; and provided, further, that any such redemption must occur within 120 days of the date of the closing of such equity offering.

Upon the occurrence of a change of control, each holder of the Notes may require L-3 Communications Corporation to repurchase all or a portion of such holder's Notes at a purchase price equal to 101% of the principal amount (plus accrued and unpaid interest and additional amounts, if any). Generally, a change of control means the occurrence of any of the following:

•	the disposition of all or substantially all of L-3 Communications Corporation's assets to any person;

•	the adoption of a plan relating to the liquidation or dissolution of L-3 Communications Corporation;

•	the consummation of any transaction in which a person other than the principals and their related parties becomes the beneficial owner of more than 50% of the voting stock of L-3 Communications Corporation; or

•	the first day on which a majority of the members of the Board of Directors of L-3 Communications Corporation are not continuing directors.

The Indenture contains a number of covenants restricting the operations of L-3 Communications Corporation, limiting the ability of L-3 Communications Corporation to incur additional indebtedness, pay dividends or make distributions, sell assets, issue subsidiary stock, restrict distributions from subsidiaries, create certain liens, enter into certain consolidations or mergers and enter into certain transactions with affiliates. In the event that the Notes are assigned a rating of Baa3 or better by Moody's and BBB− or better by S&P and no event of default has occurred and is continuing, certain covenants in the indenture will be suspended. If the ratings should subsequently decline to below Baa3 or BBB−, the suspended covenants will be reinstituted.

The Indenture contains standard events of default for Notes of this type, which are substantially identical to the events of default for L-3 Communications Corporation's other existing senior subordinated notes.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

REDEMPTION OF NOTES

L-3 Communications Holdings, Inc. announced on November 12, 2004 that L-3 Communications Corporation, its wholly owned subsidiary, has initiated a full redemption of all of its outstanding 8% Senior Subordinated Notes due 2008 (the "8% Notes"). All 8% Notes will be redeemed on December 13, 2004 at a redemption price of 102.667% of the principal amount thereof, plus accrued and unpaid interest to December 13, 2004. On or before December 13, 2004, the 8% Notes should be presented to The Bank of New York, as paying agent for the redemption, at the address set forth in the Notice of Redemption, dated November 12, 2004, sent that day to all registered holders.

Interest on the 8% Notes will cease to accrue on and after December 13, 2004, and the only remaining right of holders of the 8% Notes is to receive payment of the redemption price upon surrender to the paying agent, plus accrued and unpaid interest up to, but not including, December 13, 2004.

Other than with respect to the 8% Notes, the redemption does not accelerate or increase any other direct financial obligation of L-3 Communications Holdings, Inc. or L-3 Communications Corporation.

A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Except for historical information contained herein, the matters set forth above and in the news releases are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe Harbor Compliance

Statement for Forward-looking Statements included in the company's recent filings, including Form 10-K and 10-Q, with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Title
99.1	Press Release relating to Senior Subordinated Notes Offering
99.2	Press Release relating to Redemption

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC.
By: /s/ Christopher C. Cambria

Name:	Christopher C. Cambria

Title:	Senior Vice President, Secretary and General Counsel
L-3 COMMUNICATIONS CORPORATION
By: /s/ Christopher C. Cambria

Name:	Christopher C. Cambria

Title:	Senior Vice President, Secretary and General Counsel

Dated: November 12, 2004

EXHIBIT INDEX

Exhibit Number	Title
99.1	Press Release relating to Senior Subordinated Notes Offering
99.2	Press Release relating to Redemption